UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2019

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-11416	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy, Suite 1400, Las Vegas, NV 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPSS	The Nasdaq Stock Market LLC (Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of shareholders held on October 22, 2019, four proposals were placed before our shareholders: proposal one, to elect directors; proposal two, to ratify the appointment of Crowe LLP as our independent auditors for the fiscal year ending December 31, 2019; proposal three, to adopt an advisory resolution approving our executive compensation; and proposal four, to adopt an advisory resolution on the frequency of future advisory votes on executive compensation.

Seven individuals were nominated for election to our board of directors at the meeting, comprising the entire board. Such individuals received votes as follows, and each of the following seven was elected to our board of directors:

	Votes for	Votes withheld	Broker Non-Votes
Charles E. Bradley, Jr.	8,281,728	3,450,163	8,646,185
Chris A. Adams	7,508,176	4,223,715	8,646,185
Louis M. Grasso	10,689,035	1,042,856	8,646,185
Brian J. Rayhill	8,339,492	3,392,399	8,646,185
William B. Roberts	7,846,861	3,885,030	8,646,185
Gregory S. Washer	8,371,756	3,360,135	8,646,185
Daniel S. Wood	8,009,394	3,722,497	8,646,185

Proposals two and three were approved, on the following votes:

	Votes for	Votes against	Abstentions	Broker Non-Votes
Proposal Two	19,688,097	688,979	1,000	0
Proposal Three	6,545,069	5,185,722	1,100	8,646,185

Proposal four offered multiple choices, that future advisory votes on executive compensation be held every year, every two years, or every three years. The votes cast were as follows:

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal Four	9,552,295	136,923	1,752,893	2,820	8,646,185

The resolution as adopted advised holding future advisory votes on executive compensation every year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: October 28, 2019	By: /s/ JEFFREY P. FRITZ
Jeffrey P. Fritz Executive Vice President and Chief Financial Officer Signing on behalf of the registrant

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